Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:

Please *fax signed copy of this* Purchase Order to: Purchasing Dept. 972.234.3544

Purchase Order: 9B15760

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

REVISED 8-14-09 crl

Attention: **Renn Thomas**

Danaher Controls
P.O. BOX 91809
1675 Delaney Rd, Gurnee, IL 60031
CHICAGO, IL 60693-1809
Phone: 910-862-2511
Fax: 910-862-5412

FOB:	**ORIGIN**
Order Date:	**4/24/2009**
Due Date:	**See Below**
Ship Via:	
Terms:	**Prepaid**
Prime Contract #:	**W52H09-05-D-0260/**
DMS Rating:	
Buyer:	**VanDeCarr, Charlotte**

Notes

OSI-10087 TERMS AND CONDITIONS APPLY

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:
Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

REVISED 8-14-09 cv

Purchase Order: 9B15760

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
1	11741118-1	B	Counter, Rotating, Fixed Mounting (6400 Mu)	EA	30.00	1,393.75000	$41,812.50

Supplier to fab complete to print. Increasing Count
Danaher PiN 153943-107 in accordance with Counter Assembly Check List

Pricing includes a 25% expedite fee
CC Codes: 18 Due Date 71912009 SO No: 1795-21550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
2	117411184	B	Counter, Rotating, fled Mounting (6400 Mil)	EA	30.00	1,393.75000	$41,UU,0

Supplier to feb complete to print. Increasing Count
Danaher P/N I53943-107 in accordance with Counter Assembly Check List

Pricing includes a 25% expedite fee
QC Codes: 1 Due Date 712312009 SO No: 795-2IG504O0

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
3	11]411181	B	Rotating, Fixed Mounting (6400 MU)	EA	60.00	1,.1.1.OOU00	$66,900.00

Supplier to fab complete to print. Increasing Count
Danaher PiN 153943-107 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment.
Optex will pay prior to shipment based on the pro forma invoice.
QC Codes: 18 Due Date 9/1712009 SO No: 1795-21550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
4	11741118-1	B	Counter, Rotating, Fixed Mounting (6400 Mu)	EA	60.00	1,115.00000	$66,900.00

Supplier to fab complete to print. Increasing Count
Danaher PiN 153943-107 in accordance with Counter Assembly Check List

8/14/2009 . Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment.
Optex will pay prior to shipment based on the pro forma invoice.
QC Codes: 18 Due Date 1012212009 SO No: 1795-3/550400

Continued over ...

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

REVISED 8-14-09 od

Purchase Order: 9B15760

Instructions to seller:
1. Purchase Order number and Purchase Order Item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
5	11741118-1	B	Counter, Rotating, Fixed Mounting (6400 Mu)	EA	60.00	1,115.00000	$66,900.00

Supplier to fab complete to print. Increasing Count
Danaher P/N 153943-107 in accordance with Counter Assembly Check List

8/14/2009 . Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment.
Optex will pay prior to shipment based on the pro forma invoice.

QC Codes: 18 Due Date 1111912009 SO No: 1795-31550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
6	11741118-2	B	Counter, Rotating, Fixed Mounting (6400 Mu)	EA	30.00	1,393.75000	$41,812.50

Supplier to fab complete to print. Decreasing Count
Danaher P/N 153933-101 in accordance with Counter Assembly Check List

Pricing includes a 25% expedite fee

QC Codes 18 Due Date 1191200i SO No. I795-21550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
7	11741118-2	B	Counter, Rotating, Fixed Mounting (6400 Mu)	EA	30.00	1,393.7000	$41,812.50

Supplier to fab complete to print. Decreasing Count
Danaher P/N 153933-101 in accordance with Counter Assembly Check List•

Pricing includes a 25% expedite fee

QC Codes: 18 Due Date 711612009 SO No: 1795-21550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
8	11741118-2	B	Counter, Rotating, Fixed Mounting (6400 Mu)	EA	60.00	1,115.00000	$66,900.00

Supplier to fab complete to print. Decreasing Count
Danaher P/N 153933-101 in accordance with Counter Assembly Check List

8/14/2009 . Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment.
Optex will pay prior to shipment based on the pro forma invoice.

QC Codes: 18 Due Date 911712009 SO No: 1795-21550400

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

REVISED 8-14-09 CD

Purchase Order: 9B1.5760

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
9	11741118-2	B	**Counter, Rotating, Fixed Mounting (6400 Mu)**	EA	**60.00**	1,115.00000	$66,900.00

Supplier to fab complete to print. Decreasing Count
Danaher P/N 153933-101 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment.
Optex will pay prior to shipment based on the pro forma invoice.

QC Codes: 18 | Due Date 10/22/2009 | SO No: 1795-3/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
10	11741118-2	B	**Counter, Rotating, Fixed Mounting (6400 Mu)**	EA	**60.00**	1,115.00000	$66,900.00

Supplier to fab complete to print. Decreasing Count
Danaher P/N 153933-101 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment.
Optex will pay prior to shipment based on the pro forma invoice.

QC Codes: 18 | Due Date 11/19/2009 | SO No: 1795-3/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
11	11741119	D	**Counter, Correction**	EA	**30.00**	342.50000	$10,275.00

Supplier to fab complete to print and ECP No. H04A2084. Danaher PIN 176322-104 in accordance with Counter Assembly Check List

Pricing includes a 25% expedite fee

QC Codes: 18 | Due Date 7/19/2009 | SO No: 1795-2/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
12	11741119	D	**Counter, Correction**	EA	**30.00**	342.50000	$10,275.00

Supplier to fab complete to print and ECP No. H04A2084. Danaher P/N 176322-104 in accordance with Counter Assembly Check List

Pricing includes a 25% expedite fee

QC Codes: 18 | Due Date 7/16/2009 | SO No: 1795-2/550400

'Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:
Please fax signed copy of this Purchase Order to Purchaseing Dept. 972.234.3544

REVISED 8-14-09 cd

Purchase Order: 9B15760

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
13	11741119	D	**Counter, Correction**	EA	**60.00**	274.00000	$16,440.00

Supplier to fab complete to print and ECP No. H04A2084. Danaher PIN 176322-104 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment. Optex will pay prior to shipment based on the pro forma invoice.

QC Codes: 18 **Due Date 911712009** SO No: 1795-2/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
14	11741119	D	Counter, Correction	EA	**60.00**	274.00000	$16,440.00

Supplier to fab complete to print and ECP No. H04A2084. Danaher P/N 176322-104 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment. Optex will pay prior to shipment based on the pro forma invoice.

QC Codes: 18 **Due Date 1012212009** SO No: 1795-3/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
15	11741119	D	**Counter, Correction**	EA	**60.00**	274.00000	$16,440.00

Supplier to fab complete to print and ECP No. H04A2084. Danaher P/N 176322-104 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment. Optex will pay prior to shipment based on the pro forma invoice.

QC Codes: 18 **Due Date 1111912009** SO No: 1795-3/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
16	11741118-1	8	**Counter, Rotating, Fixed Mounting (6400 Mu)**	EA	**60.00**	1,115.00000	$66,900.00

Supplier to fab complete to print, Increasing Count
Danaher P/N 153943-107 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment. Optex will pay prior to shipment based on the pro forma invoice.

QC Codes: 18 **Due Date 1211712009** SO No: 1795-3/550400

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:

Please fax signed copy of this Purchase Order to
Purchasing Dept. 972.234.3544

REVISED 8-14-09 CV

Purchase Order: 9B15760

Instructions to seller.
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
17	11741118-1	B	Counter, Rotating, Fixed Mounting (6400 Mu)	EA	70.00	1,115.00000	$78,050.00

Supplier to fab complete to print. Increasing Count
Danaher PIN 153943-107 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment.
Optex will pay prior to shipment based on the pro forma invoice.

8/14/2009 - Danaher may ship the final shipment of 70 sets on 31-Dec if shipment is made on Net 30 terms.

QC Codes: 18 Due Date 1114|2010 SO No: 1795-31550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
18	11741118-2	B	Counter, Rotating, Fixed Mounting (6400 Mil)	EA	60.00	1,115.00000	$66,900.00

Supplier to fab complete to print. Decreasing Count
Danaher P/N 153933-101 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment.
Optex will pay prior to shipment based on the pro forma invoice.

QC Codes: 18 Due Date 12117I2009 SO No: 1795-3/550400

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
19	11741118-2	B	Counter, Rotating, Fixed Mounting (6400 Mit)	EA	70.00	1,115.00000	$78,050.00

Supplier to fab complete to print. Decreasing Count
Danaher PIN 153933-101 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment.
Optex will pay prior to shipment based on the pro forma invoice.

8/14/2009 - Danaher may ship the final shipment of 70 sets on 31-Dec if shipment is made on Net 30 terms.

QC Codes: 18 Due Date 1/1412010 SO No: 1795-3/550400

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

REVISED 8-14-09 [illegible]

Purchase Order: 9B15760

Page

Instructions to seller.
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	PartID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
20	11741119	D	Counter, Correction	EA	60.00	274.00000	$16,440.00

Supplier to fab complete to print and ECP No. H04A2084. Danaher P/N 176322-104 in accordance with Counter Assembly Check List

8/14/2009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment. Optex will pay prior to shipment based on the pro forma invoice.

QC Codes: 18 Due Date 1211712009 SO No: 1795-3/550400

Line	PartID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
21	11741119	D	Counter, Correction	EA	70.00	274.00000	$19,180.00

Supplier to tab complete to print and ECP No. H04A2084. Danaher PIN 176322-104 in accordance with Counter Assembly Check List

8/1412009 - Danaher is to send a pro forma invoice for each shipment NO MORE THAN 10 days prior to availability for shipment. Optex will pay prior to shipment based on the pro torma invoice.

8/14/2009 - Danaher may ship the final shipment of 70 sets on 31-Dec if shipment is made on Net 30 terms.

QC Codes: 18 Due Date 111412010 SO No: 1795-3/550400

Accepted By Vendor: ______________________

Date: ______________________

Authorized By Optex ______________________

Date ______________________

Order Sub Total:	$964,040.00
Tax:	$0.00
Order Total:	**$964,040.00**

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:

Please fax signed copy of this Purchase Order to: **Purchasing Dept. 972.234.3544**

Purchase Order: 9B16048

Instructions to seller:
1. Purchase Order number and Purchase Order Item number must appear on all shipping documents, quality certifications, Invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these Instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention: Renn Thomas

Danaher Controls
P.O. BOX 91809
1675 Delaney Rd, Gurnee, IL 60031
CHICAGO, IL 60693-1809
Phone: 910-862-2511
Fax: 910-862-5412

FOB:	ORIGIN
Order Date:	6/9/2009
Due Date:	See Below
Ship Via:	
Terms:	Prepaid
Prime Contract #:	W52H09-05-D-0248/
DM5 Rating:	D0-A5
Buyer:	VanDeCarr, Charlotte

Notes

All terms and conditions of original P0 apply

Continued over

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

Purchase Order: 9B16048

Instructions to seller:
1. Purchase Order number and Purchase Order Item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
1	8261839	J	**Counter (Non Reset Direct Drive)**	EA	**50.00**	174.00000	$8,700.00
Supplier to fab complete to print. Danaher PIN 726824-006 in accordance with Counter Assembly Check List.							
QC Codes: 8			Due Date 911512009 SO No: 1792-31550400				
2	8261839	J	**Counter (Non Reset Direct Drive)**	EA	**50.00**	174.00000	$8,700.00
Supplier to fab complete to print. Danaher P/N 726824-006 in accordance with Counter Assembly Check List.							
QC Codes: 8			Due Date 1113012009 SO No: 1792-3/550400				
3	8261839	J	**Counter (Non Reset Direct Drive)**	EA	**50.00**	174.00000	$8,700.00
Supplier to fab complete to print. Danaher P/N 726824-006 in accordance with Counter Assembly Check List.							
QC Codes: 8			Due Date 112912010 SO No: 1792-3/550400				
4	8261839	J	**Counter (Non Reset Direct Drive)**	EA	**50.00**	174.00000	$8,700.00
Supplier to fab complete to print. Danaher P/N 726824-006 in accordance with Counter Assembly Check List.							
QC Codes: 8			Due Date 313112010 SO No: 1792-4/550400				
5	8261839	3	**Counter (Non Reset Direct Drive)**	EA	**70.00**	174.00000	$12,180.00
Supplier to fab complete to print. Danaher P/N 726824-006 in accordance with Counter Assembly Check List.							
QC Codes: 8			**Due Date** 513112010 SO No: 1792-4/550400				
6	8261839	3	**Counter (Non Reset Direct Drive)**	EA	**70.00**	174.00000	$12,180.00
Supplier to fab complete to print. Danaher P/N 726824-006 in accordance with Counter Assembly Check List.							
QC Codes: 8			Due Date 713012010 SO No: 1792-4/550400				
7	8261839	3	**Counter (Non Reset Direct Drive)**	EA	**75.00**	174.00000	$13,050.00
Supplier to fab complete to print. Danaher P/N 726824-006 in accordance with Counter Assembly Check List.							
QC Codes: 8			Due Date 913012010 SO No: 1792-4/550400				

Accepted By Vendor:		Authorized By Optex:	
Date:		Date:	

OrderSub Total:	$72,210.00
Tax:	$0.00
Order Total:	**$72,210.00**

Optex Systems
1420 Presdential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:

Please fax signed copy of this Purchase Order to: Purchasing Dept 972.234.3544

Purchase Order: 9D16215

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention:

Danaher Controls
P.O. BOX 91809
1675 Delaney Rd, Gurnee, IL 60031
CHICAGO, IL 60693-1809
Phone: 910-862-2511
Fax: 910-862-5412

Order Date:	7/2/2009
Due Date:	See Below
Ship Via:	
Terms:	
Prime Contract	
DM5 Rating:	
Buyer:	Box, Gary

Notes RMA# 123718
DMR'S 10451,10449,10452,10453,i45410405

All terms and conditions of original PC apply

Optex Systems is an equal opportunity employer

Continued over

C1#ex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

Danaher Controls:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

Purchase Order: 9D1621.5

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
1	11741118-1 Fixed Mounting (6400 MIL) Increasing Count Danaher P/N 153943-1 07 DMR#1 0451	B	**Counter, Rotatiting** **Due Date 711312009** SO No: 1795/550400	**EA**	**1.00**	1,062.00000	$1,062.00
2	11741118-2 Fixed Mounting (6400 MIL) Decreasing Count Danaher *PIN* 153933-101 RMA#123718 DMR#10453,1O44 | **O0**	B	**Counter, Rotating** Due Date 7l2l2009 SO No: 1795/550400	EA	**4.00**	1,062.00000	$4,248.00
3	11741119 wINOR H04A2084 & Contract equirements-Rev A Danaher PIN 176322-1 04 RMA #123718 DMR's #10449,10452	D	**Counter, Correction** Due Date 711 3l2009 SO No: 1795/550400	EA	**4.00**	242.00000	$968.00

Accepted By Vendor: ______________________

Date: ______________________

Authorized By Optex: ______________________

Date: ______________________

Order Sub Total:	$6,278.00
Tax:	$0.00
Order Total:	**$6,278.00**